First Quarter 2026 Earnings Presentation April 30, 2026 Exhibit 99.2

DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on ACRES Commercial Realty Corp.’s (“ACR’s” or the “Company’s”) current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ACR or are within its control. If a change occurs, its business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect ACR’s view only as of the date of this presentation. ACR uses words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from its forward-looking statements, including, but not limited to: The adequacy of its cash reserves and working capital; The timing of cash flows, if any, from its investments; Unanticipated increases in financial and other costs, including a rise in interest rates; Its ability to maintain compliance with over-collateralization and interest coverage tests in certain financing arrangements; Its dependence on ACRES Capital, LLC, its “manager”, and ability to find a suitable replacement in a timely manner, or at all, if its manager or the Company were to terminate the management agreement; Environmental and/or safety requirements; Its ability to satisfy complex rules in order for ACR to qualify as a real estate investment trust (“REIT”), for federal income tax purposes and qualify for its exemption under the investment company act of 1940, as amended, and its ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; Legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and Other factors discussed under item IA. Risk factors in its annual report on form 10-K for the year ended December 31, 2025 and those factors that may be contained in any subsequent filing ACR makes with the Securities and Exchange Commission. Changes in the industry, interest rates, the debt securities markets, real estate markets or the general economy; Increased rates of default and/or decreased recovery rates on its investments; The performance and financial condition of its borrowers; The cost and availability of its financings, which depend in part on its asset quality, the nature of its relationships with its lenders and other capital providers, its business prospects and outlook and general market conditions; The availability and attractiveness of terms of additional debt repurchases; Availability, terms and deployment of short-term and long-term capital; Availability of, and ability to retain, qualified personnel; Changes in its business strategy; Availability of investment opportunities in commercial real estate-related and commercial finance assets; The degree and nature of its competition; The resolution of its non-performing and sub-performing assets; The Company’s ability to comply with financial covenants in its debt instruments; ACRESREIT.COM

DISCLAIMER Forward-Looking Statements (continued) In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. The Company undertakes no obligation, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Past Performance Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. Notes on Presentation This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACR’s financial performance. Please refer to page 18 for the reconciliation of Net Income (Loss), a GAAP financial measure, to Earnings Available for Distribution (“EAD”), a non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is at or for the period ended March 31, 2026. Definitions Refer to page 20 for a description of certain terms not otherwise defined or footnoted, including EAD, Benchmark Rate, Book Value, and other key terms. This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. No Offer or Sale of Securities ACRESREIT.COM

Highlights Manager is focused on delivering shareholder value through EAD1 growth ACRESREIT.COM Percentage of Multifamily-focused CRE in Loan Portfolio 81% Per Share-Diluted GAAP Net Loss / EAD ($0.16) / $0.02 1Q26 Net CRE Loan Activity $374.4M $29.98 Book Value Per Share at March 31, 2026 ACRES 2026-FL4 ($1B Transaction Size) 86.5% at S+168 1 Refer to page 17 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure Percentage of CRE loan portfolio current on payments 96.2%

$2.2B First Quarter 2026 Results Financial Results Book Value CRE Loan Activity & CRE Portfolio Capitalization, Liquidity & NOL ACRESREIT.COM Total liquidity at March 31, 2026 $86.8M $106.3M of net investments in real estate and properties held for sale 96.2% of the par value of the CRE loan portfolio is current on payments of the par value of the CRE loan portfolio is rated 4 or 52 14% Comprising 60 loans with a weighted average LTV of 76% CRE loan portfolio at par value $374.4M of net loan fundings 11.9% annual increase since ACRES acquisition in 3Q20 $29.98 Book value per share Down from $30.01 in 4Q25 and up from $28.50 in 1Q25 EAD1 per share diluted $0.02 ($0.16) GAAP net loss per share-diluted 1 Refer to page 17 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure 2 Percentage represents the Company’s economic interest in the CRE loans $32.1M Net Operating Loss Carryforwards at March 31, 2026 Total capacity at March 31, 2026 $2.8B $974.8M Capacity available at March 31, 2026

BALANCE SHEET Overview 1Q26 Balance Sheet Overview Summary of Changes to Book Value per Share 1 Total Assets ($B) $2.5 Total Liquidity ($M) $86.8 CRE Whole Loans, at par ($B) WA Spread $2.2 3.29% CECL Reserve – General ($M) Per BV Share1 / Basis Points $19.4 $2.96/0.88% Investments in Real Estate and Properties Held for Sale, net2 ($M) Number of Investments $106.3 5 Total Borrowings, at cost ($B) Leverage Ratio $1.9 3.4x Asset Specific Borrowings, at par ($B) WA Spread $1.7 1.81% Corporate Debt, at par ($M) WA Coupon $201.5 6.30% Preferred and Common Equity3 ($M) Dividend %: WA Preferred / Common $224.0/$330.9 8.76% / NA ACRESREIT.COM 1 Per share adjustments are calculated based on the share count outstanding of 6,558,865 utilized in the calculation of book value at March 31, 2026 2 Investments in real estate and properties held for sale are shown net of related financings and real estate related lease obligations 3 Includes $134.3 million of non-controlling interests Capitalization Total Capitalization $2.4B Stockholders’ equity 23% Term warehouse financing facilities (limited recourse) 1% Senior secured financing facility (limited recourse) 2% Mortgage Payable (limited recourse) 1% Corporate Debt - TRUPS & 5.75% Notes (no guarantee) 8% Securitization Notes Payable (Non-Recourse) 36% Term Reinvestment Financing Facility 29%

Loans held for investment, at amortized cost $2,202.8 CECL Reserves ($19.4) CRE whole loans, floating-rate WA 1M SOFR + 3.29% WA 1M SOFR Floor2 2.13% WA CRE loan portfolio LTV 76% Total number of CRE loans 60 Average CRE loan size, at par $36.9 WA Risk Rating, at par 2.5 CRE Loan Portfolio Overview CRE Loan Summary 1 Balance by Region 1,3 ACRESREIT.COM 1 All $ amounts are in millions and the percentages for region and property type disclosures are based on total carrying value of the CRE loans 2 At March 31, 2026, all CRE whole loans are indexed to SOFR and the WA benchmark rate was 3.69% 3 Texas (15.0%) and Florida (12.0%) were the states with the highest concentrations. Based on regions identified by the National Council of Real Estate Investment Fiduciaries (NCREIF) 4 ACRES originated 9 new loan commitments and purchased two loan commitments for a total of $495.6 million during the three months ended March 31, 2026 Loan Count 53 Loan Count 60 Loan Portfolio Activity, at par 1,4 Property Type 1 Pacific 10.3% Mountain 13.0% Southwest 16.9% West North Central 3.7% East North Central 14.1% Southeast 19.0% Mid Atlantic 10.4% Northeast 12.6% Multifamily 81.5% Office 10.9% Self-storage 0.7% Hotel 4.7% Mixed-Use 2.2%

Fully Extended Loan and Interest Rate Cap Maturities ($ in millions at par) CRE Loan Portfolio Maturity Profile ACRESREIT.COM 1 Excludes three loans in maturity default at March 31, 2026 2 Fully-extended maturity basis assumes borrower elects and qualifies for all extensions 3 Interest rate caps are contractually owned by the underlying borrower and supplement the property cash flows that collateralize the floating rate CRE loan portfolio 4 Interest rate caps have maturities from April 2026 through March 2029 5 Seven loans funded debt service reserves in lieu of purchasing an interest rate cap Fully extended weighted average loan maturity 1,2 of the par value of the portfolio has interest rate caps or debt service reserves in place at March 31, 2026 3,4,5 3.3 years 74%

CRE Loan Risk Ratings and CECL Reserves 56 of ACR’s 60 loans, or 96%, are current on contractual payments at March 31, 2026 CECL Reserve Overview ACRESREIT.COM 1 See page 21 for additional information on the risk rating definitions 2 Percentage represents the Company’s economic interest in the CRE loans. 3 Amount is less than 0.5%. W.A. Risk Rating by Collateral Type, $ at par 1Q26 W.A. Risk Rating: 2.5 4Q25 W.A. Risk Rating: 2.7 of ACR’s loans have a risk rating of 1, 2 or 3 that are performing in line with or near underwritten expectations 1,2 86% Specific CECL Reserve General CECL Reserve Total Reserve $20.4M Total Reserve $19.4M 43% Risk Rated 4 - 5 57% Risk Rated 1 - 3 49% Risk Rated 4 - 5 51% Risk Rated 1 - 3 1Q26 Risk Rating Overview2 $1.5B $1.8B $241.4M $235.2M $58.4M $103.3M $16.0M $15.9M Loan Count 9 34 1 15 1 $47.8M $25.0M 3

Investments in Real Estate Properties $106.3 million of net investments in real estate and properties held for sale 1,2 388-key hotel next to a convention center Equity investment in the north central region Conversion to a Hilton hotel and stabilization Acquired in April 2022 ACRESREIT.COM 1 Investments in real estate comprise five properties, two of which are held at depreciated/amortized cost basis and three of which are held for sale at lower of cost or fair value. Images exclude three REO properties totaling $37.4 million3. 2 Depreciation and amortization expense on investments in real estate is $1.2 million for the 1st quarter of 2026. 3 Represents GAAP net equity basis value at March 31, 2026. Hotel $29.1M 3 Hotel $39.8M 3 Realized Land Sale 1Q26 12-acre parcel of land Equity investment in the northeast region Acquired in November 2021 for $14.2M Sold in March 2026 for $20.0M GAAP and EAD gain of $3.3M recorded in 1Q26 279-key hotel next to a convention center Equity via lending activities in the northeast region Acquired the deed in November 2020 Reclassified to held for sale as of September 30, 2022 Select Investment Highlights Realized Land Sale 1Q26

Capitalization Overview $ in Millions Capitalization Capacity Amount3 $ Avail. W. Avg. Coupon Leverage Ratio Term Reinvestment Financing 2 $749.1 $709.2 $37.3 SOFR + 1.75% 1.3x Term Warehouse Financing 2 500.0 18.9 480.4 SOFR + 4.00% - Senior Secured Financing 2 500.0 41.7 457.1 SOFR + 3.77% 0.1x Mortgages Payable 2 20.2 20.2 - SOFR + 3.80% 0.1x Senior Unsecured Notes 150.0 149.7 - 5.75% 0.2x Trust Preferred Securities 51.5 51.5 - SOFR + 3.95% 0.1x Total Recourse Debt $1,970.8 $991.2 $974.8 1.8x Securitizations 2 873.5 873.5 - SOFR + 1.68% 1.6x Total Leverage $2,844.3 $1,864.7 $974.8 5.58% 3.4x Preferred Equity 224.0 8.76% Common Equity 196.6 Non-controlling interests 134.3 Total Capitalization $2,419.6 5.94% 1 Total Capitalization ($ in Millions) $2,419.6 Corporate WACC 1 5.94% Total Asset Specific Financing $1,663.5 WA Asset Specific Debt Spread SOFR + 1.81% Term/Senior Secured Avail. $974.8 Recourse Debt Leverage 1.8x Total Corporate Leverage 3.4x ACRESREIT.COM 1 Weighted average cost of capital (“WACC”) calculation excludes the impact of common equity in the denominator 2 Asset-specific borrowings total $1.7 billion, of which securitizations are 53% 3 Includes $10.9 million of unamortized deferred debt issuance costs and discounts on borrowings Outstanding Financing 99% Non-Mark-to-Market 1% Term Warehouse Financing 47% Securitizations 38% Term Reinvestment Financing 8% Senior Unsecured Notes 2% Senior Secured Financing 3% Trust Preferred Securities 1% Mortgages Payable

Leverage AND Liquidity Trend ACRESREIT.COM 1 Includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities $64.7 $86.8 $ in millions Leverage Ratios Total Liquidity ($ in millions) $64.5 $107.9

Illustrative EARNINGS PROFILE ACRESREIT.COM Projected Maximum CRE Loan Portfolio Size & GAAP EPS & EAD per Share Projected maximum CRE loan portfolio size $2,300.0 $2,500.0 $2,750.0 Target range of asset-specific leverage 3.1x 3.5x 3.8x Illustrative return on net deployable capital 11.5% 12.5% 13.0% CRE net interest income $67.2 $72.7 $80.4 Less: general & administrative (11.5) (11.5) (11.5) Less: base and incentive management fees (6.3) (6.3) (6.3) Less: corporate interest expense (13.2) (13.2) (13.2) Less: GAAP to EAD Adjustments (15.9) (16.6) (17.2) Less: preferred dividends (20.4) (20.4) (20.4) Illustrative GAAP earnings ($0.1) $4.7 $11.8 Add: other GAAP activities 6.7 7.4 7.9 Illustrative EAD $6.6 $12.2 $19.7 Fully diluted share count 6.8 6.8 6.8 GAAP EPS ($0.02) $0.69 $1.73 EAD EPS $0.97 $1.78 $2.88 ACR has presented this slide for illustrative purposes only. The illustrative earnings potential is based on current market conditions and assumptions with respect to general business, economic, regulatory, and financial conditions and other future events, as well as matters specific to ACR's business, all of which are difficult to predict and many of which are beyond ACR’s control. As a result, there can be no assurance that any of the results will be realized or achieved. The illustration should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on these scenarios. The chart below is meant to display the illustrative earnings potential of the Company. It is not meant to represent performance guidance for any period 1.

Appendix ACRESREIT.COM

Consolidated Balance Sheets ACRESREIT.COM (in thousands, except share and per share data)   March 31, 2026   December 31, 2025 Assets   (unaudited)     Cash and cash equivalents   $ 47,985   $ 83,768 Restricted cash   1,835   2,190 Accrued interest receivable   30,042   27,259 CRE loans   2,202,837   1,830,367 Less: allowance for credit losses   (19,431)   (20,398) CRE loans, net   2,183,406   1,809,969 Loan receivable – due from Manager 10,300 10,375 Investments in unconsolidated entities   29,722   29,237 Properties held for sale   90,851   90,825 Investments in real estate   59,382   76,415 Right of use assets   19,415   19,545 Intangible assets   6,000   6,221 Other assets   7,167   6,560 Total Assets   $ 2,486,105   $ 2,162,364 Liabilities     Accounts payable and other liabilities   $ 7,631   $ 7,482 Management fee payable - related party   1,037   — Accrued interest payable   5,068   6,814 Borrowings   1,864,671   1,544,938 Lease liabilities   46,096   45,942 Distributions payable   3,423   3,457 Accrued tax liability   75   8 Liabilities held for sale   3,181   3,131 Total Liabilities   1,931,182   1,611,772 Equity     Series C Preferred stock, par value $0.001   5   5 Series D Preferred stock, par value $0.001   5   5 Common stock, par value $0.001   7   7 Additional paid-in capital   1,142,949   1,142,410 Accumulated other comprehensive loss   (1,277)   (1,603) Distributions in excess of earnings   (721,051)   (720,028) Total Stockholders’ Equity   420,638   420,796 Non-controlling interests   134,285   129,796 Total Equity   554,923   550,592 Total Liabilities and Equity   $ 2,486,105   $ 2,162,364

Consolidated Statements of Operations (Unaudited, in thousands, except share and per share data)   For the Three Months Ended     Mar. 31, 2026   Mar. 31, 2025 Revenues         Interest income   $ 34,360   $ 28,726 Interest expense   25,114   23,123 Net interest income   9,246   5,603 Real estate income   8,547   11,366 Other revenue   31   33 Total revenues   17,824   17,002 Operating Expenses         General and administrative   3,036   3,159 Real estate expenses   9,710   13,342 Management fees - related party   1,561   1,631 Equity compensation - related party   540   815 Corporate depreciation and amortization   19   18 (Reversal of) provision for credit losses, net   (967)   (1,717) Total operating expenses   13,899   17,248 Other Income (Expense)         Equity in earnings (losses) on unconsolidated subsidiaries   245   (492) Gain on sale of investment in real estate 3,336 — Other income   23   84 Total other (expense) income   3,604   (408) Income (Loss) before Taxes   $ 7,529   $ (654) Income tax expense   (1)   (76) Net Income (Loss)   $ 7,528   $ (730) Net income allocated to preferred shares   (5,114)   (5,313) Net (income) loss allocable to non-controlling interest, net of taxes   (3,437)   184 Net (Loss) Income Allocable to Common Shares   $ (1,023)   $ (5,859) Net (Loss) Income per Common Share – Basic   $ (0.16)   $ (0.80) Net (Loss) Income per Common Share – Diluted   $ (0.16)   $ (0.80) Weighted Average Number of Common Shares Outstanding - Basic   6,558,864   7,362,236 Weighted Average Number of Common Shares Outstanding - Diluted   6,558,864   7,362,236 ACRESREIT.COM

Earnings Available for Distribution ACRESREIT.COM 1 See page 20 for additional information on these non- GAAP financial measures 2 Amount presented is net of the amount allocable to the non-controlling interest (Unaudited, in thousands, except share and per share data)   For the Three Months Ended     Mar. 31, 2026   Mar. 31, 2025 Net Loss Allocable to Common Shares – GAAP   $ (1,023)   $ (5,859) Realized gain on sale of investment in real estate (3,336) — Net loss allocable to common shares - GAAP, adjusted $ (4,359) $ (5,859)           Reconciling Items from Continuing Operations: Non-cash equity compensation expense   540   815 Non-cash reversal of CRE credit losses2   (554)   (1,717) Realized net gain (loss) on core activities 3,336 (700) Real estate depreciation and amortization   1,170   1,155         Earnings (Loss) Available for Distribution Allocable to Common Shares 1   $ 133   $ (6,306) Earnings (Loss) Available for Distribution per Common Share – Diluted 1   $ 0.02   $ (0.86) Weighted Average Number of Common Shares Outstanding - Diluted on EAD Allocable to Common Shares   6,839,819   7,362,236 The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Earnings Available for Distribution allocable to common shares, a non-GAAP measure, for the periods presented 1:

CECL Trend Analysis Chart ACRESREIT.COM 1 Property type percentages based on total carrying value of the CRE loans, CECL reserve percentage is based on the total par value of the CRE loans Since 2Q24, market liquidity and volatility in the commercial real estate sector have caused a decrease in the CECL reserves to 0.88% at 1Q26

Benchmark Sensitivity Analysis Trend At March 31, 2026, the CRE loan portfolio is 99% floating rate loans that are indexed to one-month term SOFR with a weighted average floor of 2.13% SOFR Change Decreased 1.00% No Change Decreased 0.50% Increased 0.50% Increased 1.00% SOFR: 3.69% SOFR Change Decreased 1.00% No Change Decreased 0.50% Increased 0.50% Increased 1.00% SOFR: 3.66% ACRESREIT.COM December 31, 2025 March 31, 2026 Quarterly Net Interest Income per Share Sensitivity to Changes in SOFR Change to a positive correlation to net interest income assuming a 0.50% to 1.00% increase to SOFR

Key Definitions Earnings Available for Distribution: Earnings Available for Distribution (“EAD”) is a non-GAAP financial measure that the Company uses to evaluate its operating performance. EAD excludes the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current CRE loan portfolio and other CRE-related investments and operations. EAD excludes income (loss) from all non-core assets comprising of investments and securities owned by the Company at the initial measurement date of December 31, 2016 in commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale. EAD, for reporting purposes, is defined as GAAP net income (loss) allocable to common shares, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets, (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. EAD may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Although pursuant to the Fourth Amended and Restated Management Agreement the Company calculates the Manager’s incentive compensation using EAD excluding incentive fees payable to the Manager, the Company includes incentive fees payable to the Manager in EAD for reporting purposes. Secured Overnight Finance Rate: Secured Overnight Finance Rate (“SOFR”) refers to the collective one-month Term Secured Overnight Finance Rate that are used as benchmarks on the originated loans. Book Value : Book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders’ equity less preferred stock equity. Leverage ratio is calculated as the respective period ended borrowings over total equity. Asset-specific leverage ratio excludes corporate debt from the calculation. Leverage Ratio: ACRESREIT.COM Current Expected Credit Losses: Current Expected Credit Losses (‘CECL”) refers to the provision to earnings in order to estimate expected losses.

Other Disclosures Rating 1: Property performance has surpassed underwritten expectations Occupancy is stabilized, the property has had a history of consistently high occupancy, and the property has a diverse and high-quality tenant mix Rating 2: Property performance is consistent with underwritten expectations and covenants and performance criteria are being met or exceeded Occupancy is stabilized, near stabilized or is on track with underwriting Rating 3: Property performance lags behind underwritten expectations Occupancy is not stabilized and the property has some tenancy rollover Rating 4: Property performance significantly lags behind underwritten expectations. Performance criteria and loan covenants have required occasional waivers Occupancy is not stabilized and the property has a large amount of tenancy rollover Rating 5: Property performance is significantly worse than underwritten expectations. The loan is not in compliance with loan covenants and performance criteria and may be in default. Expected sale proceeds would not be sufficient to pay off the loan at maturity The property has a material vacancy rate and significant rollover of remaining tenants An updated appraisal is required upon designation and updated on an as-needed basis CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or re-underwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines, and therefore not every loan will have all of the characteristics described in each category below. Commercial Real Estate Loans Risk Ratings ACRESREIT.COM

Additional information is available at the Company’s website. Contact Information Headquarters: 390 RXR Plaza Uniondale, NY 11556 Investor Relations: ir@acresreit.com 516-862-2385 New York Stock Exchange: Common Stock Symbol: ACR Pref. Stock Symbols: ACRPrC & ACRPrD ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial real estate mortgage loans and equity investments in commercial real estate property through direct ownership and joint ventures. www.acresreit.com